PVR Unit offering	12 Months Ended
Dec. 31, 2011
PVR Unit offering

4. PVR Unit offering

In November, PVR issued 7.0 million common units representing limited partner interests in PVR in a registered public offering. In December, PVR issued an additional 1.05 million common units after the underwriters exercised in full their option to purchase additional units. Total net proceeds of $189.2 million were used to repay a portion of the Revolver.